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                                                                    EXHIBIT 10.1

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                           INTEREST PURCHASE AGREEMENT

                                 by and between

                  APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

                                       and

                             WRD HOLDING CORPORATION

                          Dated as of December 29, 2000

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                           INTEREST PURCHASE AGREEMENT

                  THIS INTEREST PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of December 29, 2000, by and between WRD Holding Corporation, a Delaware corporation ("BUYER"), and Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership ("SELLER").

                                    RECITALS:

                  WHEREAS, Seller holds all of Class A interests in Western Realty Development LLC, a Delaware limited liability company (the "COMPANY"); and

                  WHEREAS, Seller desires to sell to Buyer 29/30ths of the Seller's Class A interests in the Company (the "INTEREST"), and Buyer desires to purchase from Seller the Interest, pursuant to the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              TERMS AND CONDITIONS:

1.       DEFINED TERMS.

         (a)      "AGREEMENT" shall have the meaning set forth in the preamble.

         (b) "AMENDMENT NO. 6" shall mean Amendment No. 6, dated the date hereof, to the Amended and Restated Western Realty Development LLC Limited Liability Company Agreement (Second Restatement) dated February 20, 1998, substantially in the form of Exhibit B attached hereto.

         (c)      "BUYER" shall have the meaning set forth in the preamble.

         (d)      "CAP" shall have the meaning set forth in Section 9(a).

         (e)      "CLOSING" shall have the meaning set forth in Section 2.

         (f)      "CLOSING DATE" shall have the meaning set forth in Section 2.

         (g) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (h)      "COMPANY" shall have the meaning set forth in the recitals.

         (i) "DAMAGES" means all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) incurred in investigating, preparing or defending any claims covered by Section 9 hereof, provided, that Damages shall not include any consequential losses, damages, liabilities or expenses.


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         (j)      "ENCUMBRANCE" shall have the meaning set forth in Section
5(e).

         (k) "INDEMNIFIED PARTY" and "INDEMNIFYING PARTY" shall have the meanings set forth in Section 9(b).

         (l)      "INTEREST" shall have the meaning set forth in the recitals.

         (m)      "NOTE" shall have the meaning set forth in Section 2.

         (n)      "PURCHASE PRICE" shall have the meaning set forth in Section
2.

         (o)      "SELLER" shall have the meaning set forth in the preamble.

2.       SALE AND PURCHASE OF INTEREST; PURCHASE PRICE.

         At the closing of the transactions contemplated hereby (the "CLOSING"; the date of the Closing, the "CLOSING DATE"), Buyer hereby agrees to purchase from Seller, and Seller hereby agrees to sell to Buyer, the Interest. The aggregate purchase price (the "PURCHASE PRICE") for the Interest shall be $4,000,000. At the Closing, Buyer shall deliver to Seller a promissory note substantially in the form of Exhibit A attached hereto (the "NOTE") in the principal amount of $4,000,000 in full payment of the Purchase Price.

3.       SELLER'S CLOSING DELIVERIES.

         At the Closing, Seller shall deliver or cause to be delivered to Buyer the following items:

         (a)      Amendment No. 6 executed by Seller;

         (b)      An executed FIRPTA affidavit from Seller; and

         (c) Such other executed documents and instruments as are required by this Agreement from Seller to effectuate the sale of the Interest.

4.       BUYER'S CLOSING DELIVERIES.

         At the Closing, Buyer shall deliver or cause to be delivered to Seller the following items:

         (a)      The Note, executed by Buyer in favor of Seller;

         (b)      Amendment No. 6 executed by Buyer; and

         (c) The Pledge Agreement securing payments under the Note substantially in the form of Exhibit C attached hereto.

5.       REPRESENTATIONS AND WARRANTIES OF SELLER.

         Seller represents and warrants to Buyer as follows:


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         (a)      Seller is a limited partnership duly organized, validly
                  existing and in good standing under the laws of the State of Delaware.

         (b) Seller has full right, authority, power and capacity (i) to execute and deliver this Agreement and each other agreement, document and instrument to be executed and delivered by Seller pursuant to this Agreement, (ii) to perform the transactions contemplated hereby, and (iii) to transfer, assign, convey and deliver the Interest to Buyer in accordance with this Agreement.

         (c) All applicable partnership or other action necessary for Seller to execute and deliver this Agreement and each other agreement, document and instrument executed by Seller pursuant to this Agreement, and to perform the transactions contemplated hereby, has been taken prior to the date hereof.

         (d) This Agreement and each other agreement, document and instrument executed and delivered by Seller pursuant to this Agreement constitutes the legal, valid and binding obligation of Seller, each enforceable in accordance with its respective terms.

         (e) Seller owns the Interest free and clear of any claim, lien or encumbrance (each, an "ENCUMBRANCE"), and has full power and authority to convey free and clear of any Encumbrance the Interest and, upon execution by Seller and Buyer of Amendment No. 6 and delivery of the Note by Buyer as herein provided, Buyer will acquire good and valid title to the Interest, free and clear of any Encumbrance.

         (f) There are no agreements, instruments or understandings with respect to the Interest other than this Agreement and such other agreements, documents and instruments as are required hereby.

         (g) The execution, delivery and performance of this Agreement and each other agreement, document and instrument to be executed and delivered by Seller in connection with the transactions contemplated hereby (i) do not and will not violate Seller's limited partnership agreement, (ii) do not and will not violate any foreign, federal, state, local or other laws applicable to Seller or require Seller to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect, and
                  (iii) do not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Seller is a party or by which the Interest is affected.

         (h) Seller has made no agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber


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                  the Interest or restrict in any way Seller's ability to sell the Interest to Buyer or to enter into any agreement with respect to the Interest.

         (i) Seller has not entered into any agreement, arrangement or understanding with any person or entity which will result in the obligation of Buyer to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         (j) Seller is not a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and income tax regulations).

         (k) There is no litigation, proceeding, suit, action, controversy, or claim existing, pending, or, to the best of Seller's knowledge, threatened, against Seller which might affect the transfer of the Interest to Buyer, and there is no basis known to Seller for any such litigation, proceeding, suit, action, controversy, or claim. There are no judgments or liens existing, whether or not filed, against Seller which would affect the Interest.

         Seller acknowledges and agrees that Buyer has made no representations or warranties (whether oral or in writing) to Seller in connection with the transactions contemplated hereby except as otherwise expressly set forth in this Agreement or any other documents dated the date hereof.

6.       REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer represents and warrants to Seller as follows:

         (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) Buyer has full right, authority, power and capacity (i) to execute and deliver this Agreement and each other agreement, document and instrument to be executed and delivered by it pursuant to this Agreement and (ii) to perform the transactions contemplated hereby.

         (c) This Agreement and each other agreement, document and instrument executed and delivered by Buyer pursuant to this Agreement constitutes the legal, valid and binding obligation of Buyer, each enforceable in accordance with its respective terms.

         (d) All applicable corporate or other action necessary for Buyer to execute and deliver this Agreement and each other agreement, document and instrument executed by Buyer pursuant to this Agreement, and to perform the transactions contemplated hereby, has been taken prior to the date hereof.

         (e) The execution, delivery and performance of this Agreement and each other agreement, document and instrument to be executed and delivered by Buyer in


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                  connection with the transactions contemplated hereby (i) do not and will not violate the certificate of incorporation or the by-laws of Buyer, and (ii) do not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which Buyer is a party.

         (f) Buyer has not entered into any agreement, arrangement or understanding with any person or entity which will result in the obligation of Seller to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         Buyer acknowledges and agrees that Seller has made no representations or warranties (whether oral or in writing) to Buyer in connection with the transactions contemplated hereby except as otherwise expressly set forth in this Agreement or any other documents dated the date hereof.

7.       LIMITATIONS AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The representations, warranties, covenants, and agreements herein contained on the part of each of the parties hereto shall be deemed and construed to be continuing representations, warranties, covenants, and agreements of each such party, that shall survive the Closing. Seller agrees to indemnify and hold harmless Buyer, and Buyer agrees to indemnify and hold harmless Seller, against and with respect to all Damages in accordance with
Section 9 hereof.

8.       COVENANT OF FURTHER ASSURANCES.

         From time to time, Seller will execute and deliver such further instruments of conveyance and transfer reasonably requested and take such other action as Buyer reasonably may require to more effectively convey and transfer to Buyer the Interest and otherwise fulfill its agreements hereunder.

9.       INDEMNIFICATION.

         (a) Cap. In no event shall Seller be liable to Buyer, and in no event shall Buyer be liable to Seller, for any breach of the representations, warranties, covenants and agreements included or provided for herein or in any schedule or certificate or other document delivered pursuant to this Agreement, in an amount greater than the Purchase Price or, if larger, the redemption price of the Note at maturity (the "CAP").

         (b) Indemnification Generally. Seller, on the one hand, or Buyer, on the other hand (the "INDEMNIFYING PARTY"), shall indemnify, respectively, Buyer, on the one hand, or Seller, on the other hand, as the case may be (the "INDEMNIFIED PARTY"), against and in respect of Damages sustained or incurred by such Indemnified Party or any of their respective parents, subsidiaries, officers, directors, members, partners, shareholders, agents and representatives arising out of any breaches of the Indemnifying Party's representations, warranties, covenants and agreements set


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forth in this Agreement. Any payments pursuant to this Section 9(b) shall be treated as an adjustment to the Purchase Price for tax purposes.

         (c) Other Indemnification Provisions. Any indemnification provisions set forth in this Agreement may be supplemented or superseded by documents executed by both parties hereto on or after the date hereof.

10.      EXPENSES.

         Except as otherwise specifically provided herein, each party shall pay its own expenses in connection with this Agreement and the consummation of the transactions contemplated herein.

11.      MISCELLANEOUS.

         (a) This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, fiduciaries and successors of Seller and Buyer.

         (b) This Agreement may not be assigned by either party without the prior written consent of the other party.

         (c) All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service, or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                  If to Seller to:

                  Apollo Real Estate Investment Fund III, L.P.
                  2 Manhattanville Road
                  Purchase, New York 10577
                  Attention: Ronald Solotruk
                  Fax: (914) 694-6503

                  with a copy to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  590 Madison Avenue
                  New York, New York 10022
                  Attention: Louis Vitali, Esq.
                  Fax: (212) 872-1002

                  or at such other address and to the attention of such other person as Seller may designate by written notice to Buyer.


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                  If to Buyer to:

                  WRD Holding Corporation
                  c/o New Valley Corporation
                  100 S.E. Second Street
                  32nd Floor
                  Miami, Florida 33131
                  Attention: Richard J. Lampen
                  Fax: (305) 579-8009

                  with a copy to:

                  Coudert Brothers
                  1114 Avenue of the Americas
                  New York, New York, 10036
                  Attention: Clyde E. Rankin, III, Esq.
                  Fax: (212) 626-4120

                  or to such other address and to the attention of such other person as Buyer may designate by written notice to Seller.

         (d) This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to such state's conflict of law principles. Any dispute, controversy or claim arising out of or relating to this Agreement shall be finally settled by binding arbitration to be conducted in New York, New York in accordance with the rules then in force of the American Arbitration Association, including the rules governing the appointment of arbitrators. The decision in such arbitration proceeding shall be final and non-appealable and shall be binding on the parties thereto and enforceable in courts of competent jurisdiction without a further review on the merits.

         (e) A waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any other subsequent breach thereof or of any other provision.

         (f) This Agreement and Exhibits annexed hereto represent the entire agreement between the parties hereto with respect to the transactions contemplated hereby and may be modified only by a simultaneous or subsequent written document executed by the party to be charged therewith.

         (g) The headings of the Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (h) This Agreement may be signed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the day and year first written above.

                             BUYER:

                             WRD HOLDING CORPORATION


                             By: /s/ Richard J. Lampen
                                 -----------------------------------------------
                                 Name: Richard J. Lampen
                                 Title: President

                             SELLER:

                             APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

                             By: Apollo Real Estate Advisors III, L.P.,
                                 its general partner

                             By: Apollo Real Estate Capital Advisors III, Inc.,
                                 its general partner

                             By: /s/ Andrew Cohen
                                 -----------------------------------------------
                                 Name: Andrew Cohen
                                 Title: Vice President